SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 11, 2009

UNITED REFINING ENERGY CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-33868 (COMMISSION FILE NUMBER)	42-1732420 (I.R.S. EMPLOYER IDENTIFICATION NO.)

823 Eleventh Avenue New York, New York 10019 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 956-5803
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 11, 2009, United Refining Corp. (the “Company”) filed with the Secretary of State of the state of Delaware a Second Amended and Restated Certificate of Incorporation allowing the Company to have perpetual existence.

The Company’s Amendment to the Certificate of Incorporation was authorized by a vote of the Company’s board of directors and approved by the Company’s shareholders on December 11, 2009 and certified by the Department of State of the State of Delaware on December 11, 2009.

The Company issued a press release on December 23, 2009 with regard to the amendment to the Certificate of Incorporation.

(c) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation filed on December 11, 2009.

99.1	Press Release, dated December 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             UNITED REFINING ENERGY CORP.
             (Registrant)

             By: /s/ John A. Catsimatidis
             Name:  John A. Catsimatidis
             Title:    Chairman and Chief Executive Officer

Date:  December 23, 2009

Exhibit Index

3.1	Second Amended and Restated Certificate of Incorporation, December 11, 2009.

99.1	Press Release, dated December 23, 2009.